_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 17, 1998




                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                         333-26581          Not Yet Available
-----------------------------         ------------        ------------------
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                         File Number)    Identification No.)



1585 Broadway
New York, New York                                10036
-------------------                               ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.


Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for February 17, 1998 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory




Dated:  March 3, 1998




                               Exhibit Index
                               -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for February 17, 1998 Payment Date.



			BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:			2/10/98
Determination Date:			2/13/98
Monthly Payment Date:			2/17/98
Collection Period Ending:	        1/31/98


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I. COLLECTION ACCOUNT SUMMARY


 Total Available Funds
	Principal and Interest Payments Received (including Prepayments)					       9,016,172.83
	Net Liquidation Proceeds (including Rebates/Insurance Amounts)						          12,890.50
	Current Monthly Interest Shortfall/Excess						                          -7,523.64
	Amount of Withdrawal, if any, from Reserve Account						                       0.00
	Purchase Amounts for Repurchased Receivables						                               0.00

  TOTAL AVAILABLE FUNDS							                                               9,021,539.69

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables				       2,820,371.57
     Amount of Interest Payments Received During the Collection Period 						       2,827,895.21
	for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall						                  -7,523.64

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (lesser of 3% of the Initial Pool Balance and the Outstanding		      12,455,063.62
     Principal Balance of the Notes and Certificates)
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)	               0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)	       0.00
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)	      12,455,063.62

IV.  COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
	Interest Payments Received						                                       2,827,895.21
	Scheduled Principal Payments Received						                               1,427,014.83
	Principal Prepayments Received						                                       4,761,262.79
	Total Interest and Principal Payments Received						                       9,016,172.83

b)	Liquidation Proceeds
	Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)				          14,200.00
	minus  Reasonable Expenses						                                           1,309.50
	Net Liquidation Proceeds						                                          12,890.50

c)	Purchase Amount - Loans Repurchased from Trust
        Amount Allocable to Interest						                                               0.00
	Amount Allocable to Principal						                                               0.00

	TOTAL COLLECTED FUNDS							                                       9,029,063.33


V.  CALCULATION OF SERVICING FEES

    Pool Balance of Receivables as of the First Day of Collection Period					     374,086,387.73
	multiplied by Servicer Fee Rate						                                               0.50%
	divided by Months per Year						                                                 12

	SERVICING FEE AMOUNT							                                         155,869.33

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)							                     208.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
	Initial Pool Balance						                                             415,168,787.00
	Pool Balance as of Preceding Accounting Date						                     374,086,387.73
	Pool Balance as of the Current Accounting Date						                     367,264,373.01
	Age of Pool in Months						                                                          6



b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)

	Current Month	          Number of Loans	Principal Balance     Percentage
	30-59 Days Delinquent	        68	          3,512,000.14		0.956%
	60-89 Days Delinquent	        15	            846,762.07		0.231%
	90-119 Days Delinquent	         3	            164,857.28		0.045%
	120+ Days Delinquent	         4	            324,691.72		0.088%
	Defaults for Current Period	 5	            402,107.18		0.109%


	Schedule of Liquidated Loans   **SEE ATTACHMENT
	Description of Boat
	Account Number
	Original Principal Balance of Liquidated Loans
	Outstanding Principal Balance of the Liquidated Loan
	Gross Recovery
	Recovery Net of Expenses
	Realized Loss
	Chargeoff Date
	Repossession Date
	Liquidation Date

	Current Period Defaulted Receivables    SEE ATTACHMENT
	Description of Boat
	Account Number
	Original Principal Balance of the Defaulted Loan
	Outstanding Principal Balance of the Defaulted Loan
	Recovery Net of Expenses
	Realized Loss
	Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
	Description of Boat
	Account Number
	Original Principal Balance of the Defaulted Loan
	Outstanding Principal Balance of the Defaulted Loan
	Recovery Net of Expenses
	Realized Loss
	Chargeoff Date
	Repossession Date

	Current Period Realized Losses
	Current Month Realized Losses						                                          13,422.54
	Preceding Realized Losses 						                                               0.00
	Second Preceding Realized Losses						                                       0.00


VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor							                                       884.61460620
	Note Pool Factor							                                       868.13028820
	Certificate Pool Factor							                                      1000.00000000
	Class A-7 Interest and Principal Account							                 235,972.00


a)	Noteholders Monthly Interest Distributable Amount
		Class A-1						                                                 181,746.03
		Class A-2						                                                 369,668.75
		Class A-3						                                                 263,333.33
		Class A-4						                                                 355,220.83
		Class A-5						                                                 191,625.00
		Class A-6						                                                 135,566.67
		Class A-7						                                                 707,916.00
	Noteholders Monthly Principal Distributable Amount
		Class A-1						                                               6,822,014.72
		Class A-2						                                                       0.00
		Class A-3						                                                       0.00
		Class A-4						                                                       0.00
		Class A-5						                                                       0.00
		Class A-6						                                                       0.00
		Class A-7						                                                       0.00

b)	Certificateholders' Monthly Interest Distributable Amount						         310,523.03
	Certificateholders' Monthly Principal Distributable Amount							       0.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)				               9,021,539.69

minus:    BKB Servicing Fee								                                 155,869.33
plus:     Trustee Fee								                                             208.33

TOTAL WIRE TO CHASE								                                       8,865,878.69

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